POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                   / s/   THOMAS F. MARSICO
                                           ---------------------------------
                                                           Thomas F. Marsico

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                     / s/   BARBARA M. JAPHA
                                               --------------------------------
                                                             Barbara M. Japha

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                     / s/   RONO DUTTA
                                               --------------------------------
                                                             Rono Dutta

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                     / s/   THEODORE S. HALABY
                                             ----------------------------------
                                                             Theodore S. Halaby

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                / s/   WALTER A. KOELBEL, JR.
                                               --------------------------------
                                                        Walter A. Koelbel, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                     / s/   LARRY A. MIZEL
                                               ------------------------------
                                                             Larry A. Mizel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                      / s/  MICHAEL D. RIERSON
                                               ---------------------------------
                                                             Michael D. Rierson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barbara M. Japha, Sander M. Bieber, Jack W. Murphy, and Peter V. Bonanno, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 1998                                     / s/  J. JEFFREY RIGGS
                                               -------------------------------
                                                            J. Jeffrey Riggs